Exhibit 10.1

ICICI Bank Limited, New York Branch 500 Fifth Avenue New York, New York 10110 June 2, 2016 Majesco 105 Fieldcrest Avenue, Suite #208 Edison, New Jersey, 08837 Attn: Vice President, Finance Subject: Extension of that certain Credit Facility Agreement dated as of March 25, 2011 by and between MajescoMastek Inc. (the “Borrower”) and ICICI Bank Limited, New York Branch (the “Bank”) (as such agreement has been amended, restated, extended or otherwise modified from time to time, the “Credit Facility Agreement”) (this “Extension Letter”) We refer to the above-captioned Credit Facility Agreement. Capitalized terms used in this Extension Letter and not otherwise defined herein shall have the meanings ascribed to such terms in the Credit Facility Agreement. The Bank hereby exercises its sole and absolute discretion under Section 3.03(d) of the Credit Facility Agreement to extend the Revolving Credit Loan Termination Date to May 15. 2017. conditional upon your acceptance of the following amendment to the Credit Facility Agreement: 1. Section 6.01 of the Credit Facility Agreement is deleted in its entirety and replaced with the following: “The Borrower shall pay interest to the Bank on the outstanding principal amount of all obligations owing to the Bank hereunder on the applicable interest payment date as agreed upon between the Borrower and the Bank and at a rate of 3M LIBOR plus 3.75% p.a. Interest on any overdue amount of principal amount of all obligations owing to the Bank hereunder and any interest accrued thereon shall be payable on demand at a rate per annum (computed on the basis of the actual number of days elapsed in a year of 360 days) equal at all times to the Bank’s cost of funds plus 2.00%.” By executing this Extension Letter the Borrower: 1. Agrees to the extension of the Revolving Credit Loan Termination Date to May 15.2017:

2. Acknowledges and agrees that the Credit Facility Agreement shall continue to be and shall remain unchanged and in full force and effect in accordance with its terms except as expressly amended hereby; 3. Confirms that an Event of Default as defined in the Credit Facility Agreement has not occurred or, if an Event of Default has occurred, it is not continuing; 4. Confirms that no Material Adverse Effect has occurred since the extension granted to the Borrower on February 11,2016; 5. Reaffirms that, as of the date hereof, its Representations and Warranties in the Credit Facility Agreement are true and correct in all material respects; and 6. Represents and warrants that the execution and delivery of this Extension Letter and the performance by it of its obligations under this Extension Letter (i) are within its corporate powers, (ii) have been duly authorized by all necessary corporate action, (iii) have received all necessary government approvals (if any required), and (iv) do not and will not contravene or conflict with any provision of applicable law or of its organizational documents or by-laws. The extension of the Revolving Credit Facility Agreement contemplated herein shall be effective only upon: 1. Receipt by the Bank of the attached signature page duly executed by the Borrower; 2. Receipt by the Bank of a duly executed amended and restated Revolving Credit Note from the Borrower; 3. Receipt by the Bank of a processing fee in the amount of $50,833.33 from the Borrower. In case of unhedged foreign currency exposure, if any, the Bank reserves the right to increase the processing fee charged to the Borrower in connection with this Extension Letter; and 4. Receipt of such other documents and instruments as the Bank may reasonably request. This Extension Letter shall be governed by the laws of the State of New York. [Remainder of page left blank intentionally - Signature page follows]

Please confirm your agreement with the foregoing terms by signing in the spaces provided below. Very truly yours, ICICI BANK LIMITED, NEW YORK BRANCH, as Bank By: Name: Akashdeep Sarpal Title: Country Head - USA ICICI Bank Limited We agree to the foregoing: MAJESCO, as Borrower By: Name: Ketan Mehta Title: CEO & President